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                                                                    Exhibit 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 28, 1996 included in Barefoot Inc.'s Form 10-K for the nine months ended December 31, 1995 and to all references to our Firm included in this registration statement.


                                                          ARTHUR ANDERSEN LLP

Columbus, Ohio
January 15, 1997.